                                                                                                                           Exhibit 32.1

                            Certification Pursuant to

                             18 U.S.C. Section 1350,

                             as Adopted Pursuant to

                  Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Competitive Companies, Inc. (the
"Company") on Form 10-QSB for the period ended June 30, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Larry
Halstead, as Chief Financial Officer of the Company, certify, pursuant to 18
U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                                     By   /s/  Larry Halstead
                                                     Larry Halstead
                                                     Chief Financial Officer

September 12, 2003